UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	85-5052822
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
 10900 NE 4th Street, Suite 2300
Bellevue, WA 98004
(Address of Principal Executive Offices) (Zip Code)

 (425) 635-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01. Other Events.

As previously disclosed, Bellevue Life Sciences Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 6,000,000 units (“Units”) on February 14, 2023. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to certain adjustments, and one right of the Company (“Right”), with each Right entitling the holder thereof to one-tenth (1/10) of one share of Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. Simultaneously with the closing of the IPO, the Company consummated the private placement of 430,000 Units to Bellevue Global Life Sciences Investors LLC, its sponsor, (the “Private Placement”) for an aggregate purchase price of $4,300,000.

A total of $61,050,000 of the proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet dated as of February 14, 2023, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Also as previously disclosed, on February 21, 2023, Chardan Capital Markets, LLC exercised its over-allotment option in full and purchased an additional 900,000 Units (the "Option Units") at a public offering price of $10.00 per Option Unit, generating additional gross proceeds to the Company of $9,000,000. A total of $70,207,500 of the proceeds from the IPO (including the proceeds from the sale of the Option Units) and the Private Placement were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 14, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2023
BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer